UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 11, 2006
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	36-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)
(313) 758-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On December 11, 2006, American Axle & Manufacturing Holdings, Inc. and American Axle & Manufacturing, Inc. (collectively, “AAM”) entered into Amendment No. 2 (the “Amendment”) to the Credit Agreement dated as of January 9, 2004 (as amended, the “Credit Agreement”), among AAM, the financial and other institutions party thereto as lenders (the “Lenders”) and JPMorgan Chase Bank, N.A., formerly known as JPMorgan Chase Bank, as administrative agent for the Lenders.
The effects of the Amendment were to (a) establish the minimum net worth covenant as 75% of consolidated net worth as of December 31, 2006 and amend the definition of consolidated net worth to permit adjustments for special charges incurred after December 31, 2006, (b) amend the existing leverage ratio covenant to be measured at the end of each fiscal quarter and (c) amend the existing pricing grid. The Amendment is attached as Exhibit A and incorporated herein by reference.
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, all of which are inherently uncertain and should be viewed with caution. Actual results and experience may differ materially due to many factors and risks that are described in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q. It is not possible to foresee or identify all such factors and we assume no obligation to update any forward-looking statements or to disclose any subsequent facts, events or circumstances that may affect their accuracy.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Amendment No. 2 dated as of December 11, 2006 to the Credit Agreement dated as of January 9, 2004, as amended, among American Axle & Manufacturing, Inc. (the Borrower), American Axle & Manufacturing Holdings, Inc. (Parent), the financial and other institutions party thereto as lenders (the Lenders), and JPMorgan Chase Bank, N.A. as administrative agent for the Lenders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date: December 12, 2006	By:	/s/ Michael K. Simonte
Michael K. Simonte
Vice President -- Finance & Chief Financial Officer (also in the capacity of Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Amendment No. 2 dated as of December 11, 2006 to the Credit Agreement dated as of January 9, 2004, as amended, among American Axle & Manufacturing, Inc. (the Borrower), American Axle & Manufacturing Holdings, Inc. (Parent), the financial and other institutions party thereto as lenders (the Lenders), and JPMorgan Chase Bank, N.A. as administrative agent for the Lenders.